"DAIRY QUEEN" OPERATING AGREEMENT


This Agreement entered into this 10th day of March , 19 83 , by and between Interstate Dairy Queen Corporation of the city of Atlanta , county of Fulton , and state of Georgia , herinafter referred to as "Licensor" and Bowlin's Inc. d/b/a DQ/B of Edgewood, NM of the city of Edgewood county of Santa Fe , State of New Mexico herein after referred to as "Licensee":

     WHEREAS, Licensor is the exclusive licensee of American Dairy. Queen Corporation in certain geographical areas including the territory hereinafter defined of the right to use, license and permit others to use the "Dairy Queen" trademark, service mark and trade name which has been registered in the United States Patent Office, in each state of the union and in foreign countries as well as those trademarks and service marks (hereinafter collectively referred to as "Trademarks"), a list of which is attached hereto and made a part hereof as Appendix A; and

     WHEREAS, Licensor and its predecessors in interest acting under said exclusive license instituted, developed, promoted, and established the "Dairy Queen" franchise business and system in the aforesaid territory which consists of the sale of dairy products, food products, beverages and other products and services under said trademarks and utilizing in connection therewith certain types of facilities, equipment, supplies, ingredients, merchandising and business techniques and methods together with advertising and promotion programs developed from time to time; and

     WHEREAS, it is the purpose of Licensor to provide to Licensee in a retail store outlet an organization to control and make uniform the operation of facilities and equipment together with the quality of products, the use and protection of the trademarks and-to make available uniform and approved equipment, supplies, ingredients, merchandising and business techniques and the advertising and promotional programs of American Dairy Queen Corporation, and

     WHEREAS, Licensee desires to operate a "Dairy Queen" retail store as part of the "Dairy Queen" system and to enter into this operating Agreement subject to the conditions and controls herein prescribed for the purpose of offering to the public products and services of uniformly high quality and standards to the end of protecting the interests of Licensee, of Licensor, of American Dairy Queen Corporation and all other persons engaged in said business.

     WHEREAS, it is the intent of both Licensor and Licensee to preserve within the context of a "Dairy Queen" retail store continuing consumer confidence in the reliability and quality of all products sold under any of the Trademarks; and, each party desires that all products sold under any of the Trademarks, consistently conform to the highest expectations of consumers of such products; and, whereas, by this Agreement the parties contemplate that Licensee's store, in addition to normal "Dairy Queen" food and beverage products, may also sell Permitted Products, as defined hereinafter.

     NOW, THEREFORE, in consideration of the mutual promises and covenants herein contained, the grant by Licensor of this Operating Agreement and the payment by Licensee of the participation fees provided in Paragraph 9 hereof, it is agreed by and between the parties hereto as follows:

                                GRANT OF LICENSE

Licensor's                    1. Licensor hereby grants to Licensee, subject to
Grant  to                     all  the  terms, conditions and provisions hereof,
Licensee                      the right and license to:

Mailing Address:                     1.1  Establish  and  operate a retail store
DQ of Edgewood                       under the name "Dairy Queen" at  Interstate
c/o Bowlin's, Inc.                   40 x State  Route 344 Edgewood , New Mexico
136 Louisiana, N. E.                 87015   hereinafter   referred  to  as  the
Albuquerque, NM  87108               "Authorized  Location" (provided,  however,
                                     in the event an Authorized  Location is not
                                     designated  on the  date  hereof,  and such
                                     location  is  not   designated   herein  by
                                     Licensor within ninety (90) days after such
                                     date,  this Agreement shall become null and
                                     void  and  all  deposit  is  including  the
                                     franchise   fee   shall  be   returned   to
                                     Licensee).

                                     1.2  Use at  the  Authorized  Location  the
                                     trademark on and in association with sale of all uniform and approved products and services as American may authorize from time to time, with all approved sales promotion programs relative thereto.

                                     1.3 Use  at  the  Authorized  Location  the
                                     Trademarks on  and  in   association   with
                                     the   uniform   equipment,   supplies,  and
                                     ingredients for the products approved by American.

                                     1.4  Employ in the  business  of said store
                                     the merchandising,  advertising,  promotion
                                     and   business   methods   and   techniques
                                     developed,    adopted   and   approved   by
                                     American.

Acceptance by Licensee        2.  Licensee   hereby  accepts  the  above license
                              from  Licensor   subject  to  all  the  terms,  by
                              Licensee  provisions  and  conditions  hereof  and
                              agrees that Licensee  shall cause to have a "Dairy
                              Queen"  store  established  within 180 days of the
                              date  hereof  (unless  an  extension  of  time  is
                              expressly authorized in writing by Licensor),  and
                              thereafter   maintained   and   operated   at  the
                              Authorized Location, under Licencee's active and continuous supervision and management and upon the standards hereinafter provided. Licensee further expressly acknowledges and agrees:

                                     2.1  American  is the  owner of all  right,
                                     title and interest in and to the trademark, and the good will attributable thereto of the business in connection with which said Trademarks have been, and are and will be used at the Authorized Location. Licensor is the licensee of the right to use the Trademarks in the territory which includes the Authorized Location. Specifically, but without limiting the foregoing, Licensee disclaims any and all right, title and interest in or to the Trademarks and to the good will associated with the Trademarks of the "Dairy Queen" retail store at the Authorized Location and acknowledges and agrees that all such good will is the exclusive property of American.

                                     2.2 The trademarks are valuable property rights owned by American.

                                     2.3 The trademarks shall be used only in connection with such products and services as may be approved or specified by American and shall at all times be used only in a manner approved by American.

                                     2.4   Licensee's   rights  to  the  use  of
                                     trademarks  is   specifically   limited  to
                                     Licensee's   retail   store   operation  at
                                     Authorized Location.

                                     2.5 Licensee shall use no other trademarks,
                                     trade  names  or  service   marks  in  said
                                     business   except   those   authorized   by
                                     American and as set forth in Appendix A except by the prior written consent of American.

                                     2.6 Licensee shall not use the words "Dairy
                                     Queen"  or any of  the  Trademarks,  or any
                                     word or mark similar thereto,  as a part of
                                     its corporate or business name unless first
                                     approved in writing by American,  and shall
                                     use  only  the word  "Dairy  Queen"  and no
                                     other  words  whatsoever  except  with  the
                                     express  written consent of American as the
                                     trade name on the store from which the said
                                     products  and  services  are  sold.  In the
                                     event  American does approve the use of the
                                     words   "Dairy   Queen",   or  any  of  the
                                     Trademarks,   as  a  part   of   Licensee's
                                     corporate or business name Licensee shall cause such name to be changed so as to eliminate those words and

                                     Trademarks from the name within thirty (30) days after termination of this Agreement.

                                     2.7 Licensee shall adopt and follow in good
                                     faith the  systems,  programs  and  methods
                                     prescribed   by  Licensor  for   Licensee's
                                     retail operation in accordance with this Operating Agreement.

                                     2.8 Neither  Licensee nor any person owning
                                     an  interest   directly  or  indirectly  in
                                     Licensee   shall   directly  or  indirectly
                                     operate or permit to be operated or hold any interest (other then 1% or less of any outstanding stock or debt of any class of any public company) in any restaurant or fast-food business other than a Bowlin's or its affiliates at the time of signing or one authorized by this Agreement without the prior written consent of Licensor.

Term 3. The License granted herein shall continue until terminated by Licensee, with or without cause, on sixty (60) days prior written notice to Licensor, or until otherwise terminated by either Licensee or Licensor in accordance with the provisions of this Agreement.

                      TRADEMARK STANDARDS AND REQUIREMENTS

General Declarations          4.  Licensee agrees that nothing in this agreement
                              gives him the right to use the Trademarks except the right to use the same under the terms and conditions of this Agreement and that Licensee's use there of injures to the benefit of American.
                              Specifically, but without limiting the foregoing, Licensee acknowledges and agrees that American has the right and may distribute for its own account products identified by the Trademarks through not only "Dairy Queen" retail stores but through any other distribution method which may from time to time be established.

Use of Trademarks                    4.1  Licensee  shall  confine  his  use the
                                     trademarks to the sales promotion programs,
                                     sale of products and  services  which shall
                                     in   quality,   mode  and   conditions   of
                                     manufacture  and  sale,  comply  with  such
                                     standards as are established or approved by
                                     American.  In order to promote  and protect
                                     the  business  interests  of  each  of  the
                                     parties,  the  value of the  "Dairy  Queen"
                                     business  and  the  business  interests  of
                                     other persons engaged  therein,  uniformity
                                     shall be maintained  in the type,  standard
                                     and
                                     quality of stores, equipment,  supplies and
                                     ingredients    used   therein,    and   the
                                     conditions   of    preparation    and   the
                                     procedures employed in the sale of said products and services.

Acknowledgment of Necessity of       4.2 Licensee  agrees  that the  provisions,
Uniformity                           restrictions and controls  provided in this
                                     Operating   Agreement  are  all  necessary,
                                     reasonable  and desirable for such purposes
                                     and that  Licensee's said business shall be
                                     conducted  in  accordance  with  American's
                                     uniform   requirements   with   respect  to
                                     quality,      production,       appearance,
                                     cleanliness,   service,  merchandising  and
                                     advertising       standards.       Licensee
                                     acknowledges  and agrees  that  substantial
                                     uniformity   in    facilities,    products,
                                     services and operations are essential to the conduct of a system such as the "Dairy
                                     Queen" system, and therefore further agrees to honor and implement recommendations of American and Licensor directed to enhancing and furthering such uniformity.

Equipment and Supplies               4.3 Licensee agrees to purchase and use, in
                                     the operation of  Licensee's  "Dairy Queen"
                                     retail  store,  only  equipment,  supplies,
                                     ingredients and services which are approved
                                     by American or by Licensor.  Nothing herein
                                     shall be constructed as an attempt to limit
                                     unreasonably   the   sources   from   which
                                     Licensee may procure  equipment,  supplies,
                                     ingredients or services.  Rather, it is the
                                     intention  of the  parties  that such items
                                     conform   to   American's   standards   and
                                     specifications  of  consistent  quality and
                                     uniformity.  Nothing contained herein shall
                                     be deemed to require Licensor to approve an
                                     inordinate  number of  suppliers of a given
                                     item or  service  w3hich in the  reasonable
                                     judgment  of  American  or  licensor  would
                                     result in  licensees  or prevent  effective
                                     and economical  supervision of suppliers by
                                     approval of additional  suppliers  shall be
                                     in   writing   and   shall   contain   such
                                     information  as American  and  Licensor may
                                     reasonably  request.  American and Licensor
                                     reserve   the  right  to  charge   back  to
                                     Licensee  or  the  proposed   supplier  all
                                     reasonable expenses incurred in considering requests for approval.

Approved Adaptations                 4.4 Complete and detailed  uniformity under
                                     many varying conditions may not be possible or practical and Licensor and

                                     American  reserve  the right and privilege,
                                     at   Licensor's   and    American's    sole
                                     discretion  and as Licensor's  and American
                                     may  deem  in  the  best  interests  of all
                                     concerned in any specific instance, to vary
                                     Standards to  accommodate  special needs of
                                     Licensee's  Authorized  Site or that of any
                                     other  like based on the  peculiar  site or
                                     location,  density of population,  business
                                     potential,   population   of  trade   area,
                                     existing business practices, requirements of local law, or any other condition which Licensor deems to be of importance to the successful operation of a like business.

Litigation                           4.5 In the event that any  person,  firm or
                                     company,   who   is  not  a   licensee   or
                                     franchisee of American or Licensor, uses or infringes upon the Trademarks, American shall control all litigation and shall be the sole judge as to whether or not suit shall be instituted or other action taken.

Notice of Potential                  4.6  Licensor  and American  hereby  advise
American  and/or                     Licensee  the  licensor,  American and  /or
Licensor  Profit                     affiliates of American  and/or Licensor may
                                     from  time  to  time  make   available   to
                                     Licensee  goods,  products  and/or services
                                     for use in Licensee's  "Dairy Queen" retail
                                     store in respect  to the sale or  provision
                                     of   which   Licensor,    American   and/or
                                     affiliates of American  and/or Licensor may
                                     make a  profit.  Licensor  further  advises
                                     Licensee  that  Licensor,  American  and/or
                                     affiliates of American  and/or Licensor may
                                     from  time  to time  receive  consideration
                                     from  suppliers  and  /or  manufactures  in
                                     consideration of such services  provided or
                                     rights   licensed   to  such   persons   by
                                     American,   Licensor  or  their  respective
                                     affiliates.

                       FACILITY STANDARDS AND MAINTENANCE

                              5. The following provisions and conditions shall control with respect to Licensee's Authorized Location and retail store:

Store Facility                       5.1  Licensee  agrees that the retail store
                                     shall    constructed    and   equipped   in
                                     accordance   with   American's    currently
                                     approved specifications and standards in respect to building, equipment, inventory, signage, fixtures, location and design and accessory features.

Future Alteration                    5.2   Any   replacement,    reconstruction,
                                     addition  or   modification   in  building,
                                     equipment or signage, to be made hereafter, whether at the request of

                                     Licensee or of  Licensor,  shall be made in
                                     accordance   with  written   specifications
                                     approved by Licensor or American.  Licensor
                                     and   American   shall   not   unreasonably
                                     withhold such approval.

Maintenance                          5.3 The  building,  equipment  and  signage
                                     employed  in  the  conduct  of   Licensee's
                                     business  shall be maintained in accordance
                                     with an annual maintenance list prepared by
                                     Licensor    and   based    upon    periodic
                                     inspections  of the premises by  Licensor's
                                     representatives.  Within a period of ninety
                                     (90) days after the  receipt of such annual
                                     maintenance list, Licensee shall effect the
                                     items of  maintenance  reasonably  provided
                                     therein  including  the repair of defective
                                     items    and/or    the    replacement    of
                                     unrepairable or obsolete items of equipment
                                     and signage.  Routine  maintenance shall be
                                     conducted   in   accordance   with  general
                                     schedules published by Licensor or American and made available to Licensee.

Relocation                           5.4 Should it become necessary,  on account
                                     of  condemnation,  sale,  or  other  cause,
                                     including  expiration  or  cancellation  of
                                     lease or rental contract,  to relocate said
                                     store,   Licensor   shall  grant   Licensee
                                     authority to do so within a radius of 1,000
                                     yards of the Authorized Location,  provided
                                     the new  site is  reasonably  suited  for a
                                     "Dairy  Queen"  retail store in  accordance
                                     with Licensor's  standards for store sites,
                                     does not  infringe  on  rights  of  another
                                     licensee,  is reasonably distant from other
                                     "Dairy  Queen" retail  stores,  and the new
                                     retail store is  constructed,  equipped and
                                     opened for business in accordance  with the
                                     current  standards of American at that time
                                     within   one   year   after   discontinuing
                                     operation of a "Dairy Queen" retail store at the previous Authorized Location.

Modernization  and/or                5.5 Each and every  transfer as provided in
Replacement  of Time of              Paragraph  9.10  hereof  shall be expressly
Transfer                             conditioned    upon    Licensee    promptly
                                     performing  and  effecting  such  items  of
                                     modernization    and/or    replacement   of
                                     building, equipment, and signage as may be necessary to permit the same to conform to the standards then prescribed by American for similarly situated store operations.
                                     Licensee recognizes and acknowledges that the requirements of this paragraph 5.5 are both reasonable and necessary to insure continued public acceptance and patronage and to avoid deterioration or obsolescence in the business conducted hereunder.

               PRODUCTS AND OPERATIONS STANDARDS AND REQUIREMENTS

                              6. The following provisions shall control with respect to products and operations:

Authorized Product Line              6.1  Licensee's  business shall be confined
                                     to the  preparation  and sale of only  such
                                     products   as  from   time   to  time   are
                                     designated or approved by American for sale
                                     by Licensees which are parties to this form
                                     of Operating  Agreement.  The premises upon
                                     which said  business is operated  shall not
                                     be used for any  other  business  and there
                                     shall  not be  sold  or  offered  for  sale
                                     therefrom  any  other  product  or  service
                                     (excepting  the  preparation,  storage  and
                                     sale of  Permitted  Products)  without  the
                                     written consent of American.  Specifically,
                                     but   without   limiting   the   foregoing,
                                     alcoholic or  intoxicating  beverages shall
                                     not  be  sold  or   offered   for  sale  or
                                     otherwise handled upon said premises.

Approved Menu                        6.2  Attached  hereto as  Appendix B is the
                                     currently   approved  menu  for  Licensee's
                                     retail  store.  American  may from  time to
                                     time make reasonable  modifications to said
                                     approved menu  provided said  modifications
                                     are made in respect to all licensees  which
                                     have this form of Operating  Agreement  and
                                     are   located  in  similar   areas  of  the
                                     country. In addition, Licensee may from time to time request variation from the currently approved menu. Such variations shall only be made with the written consent of the American.

Authorized,  Ingredients,            6.1 Licensee   shall   use   in   preparing
Formulas, Supplies,                  products  only such ingredients,  formulas,
Preparation;  Subject to             and supplies as are  specified  by American
Change by American                   and in such  portions, sizes and appearance
                                     and  packaging  as set forth in  American's
                                     most  current  "Store  American  Management
                                     Operations     Manual"    and     "products
                                     preparation charts".  Copies of the current
                                     "Store  management  Operations  Manual" and
                                     "products  preparation  charts"  have  been
                                     supplied    to    Licensee    by   Licensor
                                     temporaneously   with   execution  of  this
                                     Operating Agreement.  Licensee acknowledges
                                     and agrees  that these may be changed  from
                                     time to time by American and that  Licensee
                                     is obligated to conform to the requirements
                                     as so changed from time to time.  All other
                                     supplies,     including    cones,     cups,
                                     containers,  eating utensils,  napkins, and
                                     all other customer service materials of all
                                     description  and  types,   shall  meet  the
                                     standards of uniformity  and quality as
                                     now   or   hereafter   reasonably   set  by
                                     American.  Licensee shall be furnished with
                                     lists  of  approved  equipment,   supplies,
                                     ingredients and services.

Serving and Promotion Items          6.4   All   sales   promotional   material,
                                     customer    "goodwill"   items,    cartons,
                                     containers,   wrappers   and  paper  goods,
                                     eating  and  serving   utensils,   customer
                                     convenience items (including napkins, baby bibs, and disposal containers), used in the sales promotion, sale and distribution of all products covered by this Operating
                                     Agreement shall, where practicable, contain one or more Trademarks and indicate that it is produced and sold under authority of American and shall be subject to approval by Licensor or American before being used.

Maintenance and Sanitation           6.5  Licensee's   said  business  shall  be
                                     operated  and  maintained  at all  times in
                                     compliance  with  any  and  all  reasonable
                                     health and sanitary standards prescribed by
                                     American or by governmental  authority.  In
                                     addition to complying with such  standards,
                                     if  such  store  shall  be  subject  to any
                                     sanitary  or  health   inspection   by  any
                                     governmental authorities under which it may
                                     be   rated   in  one  or  more   than   one
                                     classification,  it shall be maintained and
                                     operated  so as to be rated in the  highest
                                     available      health     and      sanitary
                                     classification   with   respect   to   each
                                     governmental agency inspecting the same.

Inspection and Recommendation        6.6  American,  Licensor or its  authorized
                                     representative  shall  have the right  from
                                     time to time to enter  Licensee's  store at
                                     all  reasonable  times  during the business
                                     day  for the  purpose  of  making  periodic
                                     inspections   to   ascertain   if  all  the
                                     provisions of this Operating  Agreement arc
                                     being  observed by Licensee  and to inspect
                                     Licensee's  said store,  lands,  equipment,
                                     and  to  test,   sample  and   inspect  his
                                     supplies, ingredients and products, as well as storage, preparation and formulation thereof and the conditions of sanitation and cleanliness in the storage, production, handling and serving thereof.

Period of                            6.7 Licensee's store shall be opened to the
Operation                            public and operated  twelve months per year
                                     and at least twelve hours each day of the year. Any variance from this provision must be authorized in writing by Licensor. Acts of God, war, strikes or riots preventing
                                     Licensee from temporarily complying with the foregoing shall to that extent suspend compliance therewith.

Notice of Existence of               6.8 Licensee  acknowledges that he is aware
Different Forms of                   of  the  fact  that  present  licensees  of
License  Agreements                  Licensor  and   American  operate  under  a
                                     number of different forms of agreement and that consequently Licensor's and American's obligations and rights in respect to their respective licenses may differ materially in certain instances.

                       PERSONNEL AND SUPERVISION STANDARDS

                              7. The following provisions and conditions shall control with respect to personnel, training and supervision:

Management System                    7.1  Licensee  shall  adopt  and use as his
                                     continuing operational routine the standard
                                     "Dairy Queen"  management system as well as
                                     American's   standards   with   respect  to
                                     product     preparation,     merchandising,
                                     employee    recruitment    and    training,
                                     equipment  and  facility   maintenance  and
                                     sanitation. From time to time American will revise these programs to meet changing conditions of retail operation in the best interest of "Dairy Queen" retail stores, and Licensee shall adopt and implement any such changes.

Training 7.2 Licensee shall, at Licensee's expense, attend American's store management training program, at a place to be designated by American, prior to the opening of
                                     Licensee's  store.  In the  event  Licensee
                                     fails  to  complete  such  training  to the
                                     reasonable   satisfaction  of  American  or
                                     Licensor,  Licensor may within  thirty (30)
                                     days thereafter declare this Agreement null
                                     and void  whereupon all deposits  including
                                     the  franchise  fee  shall be  returned  to
                                     Licensee.   If  during   the  term   hereof
                                     Licensee operates said store with a manager
                                     other  than  himself,  Licensee  shall,  at
                                     Licensee's  expense,  cause such  person to
                                     attend  and   successfully   complete  such
                                     training program.

Staffing 7.3 Licensee shall hire and supervise efficient, competent, sober and courteous operators and employees for the operation of the business and set and pay their wages, commissions and incentives with no liability therefor on American or Licensor. Licensee shall require all his employees to work in clean uniforms approved by Licensor but furnished at the cost of Licensee or his employees as Licensee may determine. No employee of Licensee shall be deemed to be an employee of Licensor or American for any purpose(s)whatsoever.

Internal Training Program            7.4   Licensor   shall   provide   or  make
                                     available to Licensee an in-store  training
                                     program for all store  employees.  Licensee
                                     shall train and  periodically  re-train all
                                     store  employees  using the  training  aids
                                     made  available by  Licensor.  From time to
                                     time,  American  will revise such  training
                                     materials  and aids and it or Licensor make
                                     the  same   available   to   Licensee   for
                                     purchase.

Attendance at Meetings               7.5  Licensee,  or manager of Licensee,  at
                                     Licensee's expense, shall attend at least one national, regional or approved local marketing area meeting each year which Licensor and/or American originates for and on behalf of "Dairy Queen" operators to set forth new methods and programs in store operation, training, management, sales and sale promotion programs. Licensor further strongly recommends that key employees of Licensee also attend such meetings.

                            SALES PROMOTION PROGRAMS

Sales  Promotion  Programs           8.1 Licensor  and  Licensee, together  with
and Payment to American              other   licensees    of   American,   shall
of  Expenses  for                    cooperate in the sales  promotion  programs
Administering  Same                  of   approved   products.    To  this  end,
                                     American   has   reserved   the   right  to
                                     establish  and  organize  sales   promotion
                                     programs  from  time to time  and  Licensee
                                     agrees to pay to Licensor for remittance to
                                     American a sales  promotion  program fee as
                                     set forth in Paragraph 9.1 hereof. Licensee
                                     acknowledges  and agrees that  American has
                                     had in the past,  and  shall in the  future
                                     have,    the    discretion   to   determine
                                     expenditures  of funds collected in respect
                                     to sales  promotion  programs and as to the
                                     selection of the promotional  materials and
                                     programs  for which said  expenditures  are
                                     made,  provided,   however,  that  American
                                     shall  make a good  faith  effort to expend
                                     such funds in the general best  interest of
                                     participating      licensees.      Licensee
                                     acknowledges  and agrees that  American may
                                     compensate itself and/or its affiliates for
                                     the  expense  of  administering  such sales
                                     promotion  programs.  Licensor shall advise
                                     Licensee annually of American's expenses in
                                     administering    said    sales    promotion
                                     programs.

Sales Promotion  Materials           8.2  Licensee  shall  only use  such  sales
                                     promotion   program  or  other  advertising
                                     materials as are furnished, approved or made available by or through American.

                                     Said materials shall be used only in a manner prescribed by American. American shall not unreasonably withhold approval of any reasonable sales promotion materials.

Yellow Pages                         8.3   Licensee   shall,   if  requested  by
                                     Licensor, list separately, or participate in a listing, in the Yellow Pages of his local telephone directory containing such copy as may reasonably be specified by Licensor. The cost of such listing shall be paid by Licensee, or by Licensee and other participating licensees in the case of a joint listing. Licensor shall not specify an unreasonably expensive listing.

                    FEES, REPORTING AND FINANCIAL MANAGEMENT

Service,  Set-up,                    9.1  Licensee  shall  pay to  Licensor as a
Franchise,  License and              service  and  set-up fee $-0- of which $-0-
Sales  Promotion                     has  been  paid  upon the execution of this
Program Fees                         Agreement  and   a  balance  of  $ -O.-  is
                                     payable  in  accordance  with the  terms of
                                     Appendix C attached  hereto.  Said  service
                                     and set-up fee is  intended  to  compensate
                                     Licensor  for its  expenses  incurred,  and
                                     services   rendered  in  establishing   and
                                     setting up Licensee's initial operation. In
                                     addition  to said  service  and set-up fee,
                                     during  the  full  term of  this  Operating
                                     Agreement,  and  in  consideration  of  the
                                     rights  granted  hereunder,  Licensee shall
                                     pay to  Licensor  as license fee in respect
                                     to the rights granted herein a sum equal to
                                     4% of  gross  retail  sales,  exclusive  of
                                     retail sales taxes, of all products,  goods
                                     and  wares of every  kind and  nature  sold
                                     from, or in  connection  with the operation
                                     of,  Licensee's "Dairy Queen" retail store,
                                     including,   but   without   limiting   the
                                     generality of the  foregoing,  sales of all
                                     products of any of the  Trademarks  as well
                                     as sales of other  merchandise  whether  or
                                     not  identified  by other  brand  names and
                                     which  may  be   authorized   for  sale  by
                                     American  or  Licensor  from  time to time;
                                     provided,  notwithstanding  the  foregoing,
                                     that no such  continuing  license fee shall
                                     be  payable   with   respect  to  sales  of
                                     Permitted Products.  In addition,  mittance
                                     to  American  a sales  promotion  fee to be
                                     expended in accordance  with the provisions
                                     of Paragraph  8.1. The sales  promotion fee
                                     shall be a sum  equal  to not less  than 3%
                                     nor more than 5% of Licensee's gross retail
                                     sales net of sales taxes  (excluding  sales
                                     of  Permitted  Products).   Licensor  shall
                                     determine
                                     and notify Licensee of the exact percentage prior to the first day of each fiscal year of Licensor (except no notification will be given with respect to any year for which the percentage is to be unchanged from the preceding year). Such percentage shall be the same as that to be employed during such succeeding year by the majority of "Dairy
                                     Queen" licensees within the marketing area as determined by American within which Licensee's store is located.

Computations and Remittances         9.2 All  amounts  due and  owing  hereunder
                                     shall  be  computed  at  the  end  of  each
                                     month's  operation and  remittance  for the
                                     same shall be made to Licensor on or before
                                     the  twelfth  day  of the  following  month
                                     accompanied by the reports  provided for in
                                     Paragraph 9.4 hereof.  The  computation  of
                                     said amounts  shall be certified  and sworn
                                     to by Licensee in the manner  specified  by
                                     Licensor  and  Licensee   shall  supply  to
                                     Licensor such  supporting or  supplementary
                                     materials   as  Licensor   may   reasonably
                                     require to verify the accuracy of such remittances.

Surcharge                            9.3  At  Licensor's  option,  Licensor  may
Method  of                           require  Licensee  to  pay  to suppliers of
Precollection                        mix,   meat   and    other   products   and
                                     ingredients  used  in  the  conduct  of the
                                     business a  surcharge  on all units of such
                                     commodities  purchased  by  Licensee.  Said
                                     surcharge shall be paid to such supplier by
                                     Licensee  at the time of  purchase  of such
                                     commodities.   Said   surcharge   shall  be
                                     established  by  Licensor  at a  reasonable
                                     rate so as to  approximate  the  amount  of
                                     license fee and sales  promotion  fee which
                                     will be payable by Licensee. Said surcharge
                                     shall be paid to said supplier or suppliers
                                     for the account of Licensor, the same to be
                                     regarded  by the  parties  as a  method  of
                                     precollection  of said  license  and  sales
                                     promotion  fees.  The amounts so  collected
                                     shall be credited  by Licensor  against the
                                     license and sales  promotion  fees due from
                                     Licensee  to  Licensor  at the  end of each
                                     month's  operations.  Licensor shall submit
                                     to Licensee on a monthly or quarterly basis
                                     a reconciliation  of said license and sales
                                     promotion  fees account  setting  forth the
                                     credits to Licensee's  account by reason of
                                     amounts collected for Licensor by suppliers
                                     by way of the aforesaid  surcharge  method.
                                     In the event  Licensee shall fail to submit
                                     reports in accordance  with  Paragraph 9.4,
                                     Licensor  may make said  reconcilia-
                                     tion of amounts due in conformance with its
                                     best  judgment  with regard to said amounts
                                     due and same shall be  conclusive as to the
                                     amounts due Licensor from  Licensee  unless
                                     within a  period  of ten  (10)  days  after
                                     mailing of said  reconciliation to Licensee
                                     by Licensor,  Licensee provides evidence in
                                     a  form  satisfactory  to  Licensor  of the
                                     correct  amounts  due.  Licensee  shall pay
                                     such amounts, if any, determined to be owed
                                     pursuant   to   Licensor's   reconciliation
                                     within  ten (10) days  after a  mailing  of
                                     notice to Licensee by Licensor. If Licensor
                                     determines   that   Licensee  has  overpaid
                                     license  or  sales  promotion  fees  on the
                                     surcharge  basis,  Licensor  shall remit to
                                     Licensee an amount equal to the excess fees
                                     collected   at  the  time  the  monthly  or
                                     quarterly    reconciliation   is   provided
                                     Licensee.

Reports and Records                  9.4  Licensee  shall keep true records from
                                     which all sums payable under this Agreement
                                     and the  dates of  accrual  thereof  may be
                                     readily  determined.  Licensee  shall  make
                                     written reports to Licensor in such form as
                                     Licensor  may from  time to time  prescribe
                                     within  fourteen (14) days after the end of
                                     each month's  operation  setting  forth the
                                     amount of gross sales of all products from,
                                     or in  connection  with the  operation  of,
                                     said store and the business  thereof during
                                     said month.  In addition to the  foregoing,
                                     and in addition  to such other  information
                                     as Licensor may from time to time  require,
                                     said monthly  report shall  accurately  set
                                     forth the total  number of  gallons of mix,
                                     the total number of pounds of meat, and the
                                     quantity  of other basic  commodities  used
                                     during  said  month  and the  sources  from
                                     which said mix, meat and other  commodities
                                     were  purchased  together  with a  complete
                                     statement  of  Licensee's  cost  of  labor,
                                     utilities,  rent  and  each  other  cost of
                                     operation.  For the purpose of said reports
                                     the date of use of such mix, meat and other
                                     commodities  shall be deemed to be the date
                                     of receipt at the store. Licensor, American
                                     or the authorized  representative of either
                                     shall  have the right at all  times  during
                                     the  business   day  to  enter   Licensee's
                                     premises  where books and records  relative
                                     to said  store  are kept,  and to  inspect,
                                     copy and audit such books and  records.  In
                                     the event that any such inspection or audit
                                     reveals a variance  of 3% or more from data
                                     reported  to  Licensor  or   American,   in
                                     addition to any other rights it may have, Licensor or

                                     American may conduct such further  periodic
                                     audits  and/or  inspections  of  Licensee's
                                     books and  records as it  reasonably  deems
                                     necessary for up to one year thereafter and
                                     such  further  audits  and/or   inspections
                                     shall  be  at   Licensee's   sole   expense
                                     including  without  limitation   reasonable
                                     professional fees, travel and room and board expenses directly related thereto.

Financial Planning and Management    9.5   Licensee   agrees  to  employ   sound
                                     financial     management    practices    in
                                     connection   with  the  operation  of  said
                                     business  and to that  end  Licensee  shall
                                     maintain  on forms  approved or provided by
                                     Licensor or American a monthly profit plan,
                                     a monthly  profit and loss  statement and a
                                     monthly balance sheet accurately reflecting
                                     the   operations   and  condition  of  said
                                     business.  In  addition  to the  foregoing,
                                     Licensee   shall  employ  such  methods  of
                                     record  keeping,  bookkeeping and reporting
                                     as   Licensor   shall  from  time  to  time
                                     reasonably   require   and  copies  of  all
                                     monthly  profit  plans,   profit  and  loss
                                     statements, sales summaries and breakdowns for the preceding month shall be forwarded to Licensor on or before the fourteenth day of the following month.

Payment of Debts                     9.6 Licensee  agrees to pay promptly,  when
                                     due, all taxes and assessments  that may be
                                     assessed   against  said  premises  or  the
                                     equipment  or supplies  used in  connection
                                     with  Licensee's  business,  all  liens and
                                     encumbrances  of every  kind and  character
                                     created or placed  upon or  against  any of
                                     said  property  and all  accounts and other
                                     indebtedness  of  every  kind  incurred  by
                                     Licensee in the  conduct of said  business.
                                     In the event  Licensee  should  default  in
                                     making any such payment,  Licensor shall be
                                     authorized  but  not  required,  to pay the
                                     same on  Licensee's  behalf and  Licensee's
                                     covenants promptly to reimburse Licensor on
                                     demand for any such payment. to Licensor by
                                     the same  arise  this  Paragraph  vision of
                                     this  interest  at  12%  per  Any  and  all
                                     amounts owing Licensee  hereunder,  whether
                                     under  the  provisions  of 9.6 or under any
                                     other  Agreement,  shall bear interannum or
                                     the   maximum   rate   permitted   by  law,
                                     whichever is less, from and after the date of accrual thereof.

Timely Payment                       9.7 The  default by  Licensee in the timely
                                     payment  of  any   indebtedness   owing  to
                                     Licensor   and/or   American,   or  to  any
                                     affiliates of Licensor and/or American,  or
                                     the  default by  Licensee in the
                                     payment  of any  indebtedness  of  Licensee
                                     with respect to which  Licensor or American
                                     or  any  of  Licensor's  and/or  American's
                                     affiliates   is  a  guarantor,   co-signer,
                                     endorser or  obligor,  shall  constitute  a
                                     breach   of   this   Operating   Agreement,
                                     rendering  the same subject to  termination
                                     in  accordance   with  the   provisions  of
                                     Paragraphs 10.1 and 10.2 hereof.

Insolvency, Etc.                     9.8 In the event that  Licensee be declared
                                     insolvent  or  bankrupt,  or in the event a
                                     receiver  is  appointed,   this   Operation
                                     Agreement shall automatically  terminate as
                                     of  the   date  of  such   declaration   or
                                     appointment.

Liability and Insurance              9.9  Licensee   hereby  waives  all  claims
                                     against   Licensor   and/or   American  for
                                     damages to  property or injuries to persons
                                     arising out of the  Operation of Licensee's
                                     business,  and Licensee shall indemnify and
                                     save Licensor  and/or  American  and/or the
                                     affiliates  of either  harmless of and from
                                     any damage or injury to property or persons
                                     arising  from  or in  connection  with  the
                                     operation   of   said   business   or   the
                                     consumption   of   the   product   thereof.
                                     Licensee  further  agrees to  purchase  and
                                     maintain  in full force and  effect  during
                                     the term of this  Agreement,  at Licensee's
                                     sole  expense,  liability  insurance  in an
                                     aggregate  amount  not less  than  $300,000
                                     insuring  Licensee,  Licensor  and American
                                     from   liability   for  any  and  all  such
                                     damage  or  injury  and  Licensee   further
                                     agrees  to  deliver  to  Licensor  a proper
                                     certificate  evidencing  the  existence  of
                                     such  insurance   coverage  and  Licensee's
                                     compliance  with  the  provisions  of  this
                                     paragraph and which  provides that Licensor
                                     and American will be given thirty (30) days
                                     prior  written  notice of material  change,
                                     termination or  cancellation of the policy.
                                     Said  insurance  coverage shall commence as
                                     of the date Licensee commences  operating a
                                     "Dairy  Queen"  retail  store  or as of the
                                     date  the  Authorized   Location  is  first
                                     identified  as a site  on  which  a  "Dairy
                                     Queen"   retail  store  will  be  operated,
                                     whichever shall first occur.

Assignment and Transfer              9.10  Licensee   agrees  not  to  transfer,
                                     assign or alienate his  interest  herein or
                                     hereunder  in whole or in part  without the
                                     prior  written  consent of Licensor,  which
                                     consent shall not be withheld unreasonably,
                                     but  Licensor  may insist that any proposed
                                     assignment  be  an  assignment  of  all  of
                                     Licensee's  interest
                                     hereunder  and that any proposed  assignee,
                                     be  a  person,  in  Licensor's   reasonable
                                     judgment,   qualified  to  provide   active
                                     supervision  over  the  operation  of  said
                                     store   in   compliance   with   Licensee's
                                     obligations    hereunder    and   who   has
                                     sufficient net worth and sources of capital
                                     which   meet    Licensor's   then   current
                                     requirements  for a store  operation of the
                                     type   contemplated   by   this   form   of
                                     agreement.  In the  event  Licensee's  said
                                     interest   should  be  so   transferred  or
                                     assigned,  Licensee  shall pay to  Licensor
                                     contemporaneously  therewith the sum of One
                                     Thousand Five Hundred Dollars ($1,500),  or
                                     an amount  equal to one-half of the license
                                     fees paid or payable by Licensee in respect
                                     of  operations  in the twelve  (12)  months
                                     ending with the month prior to the month in
                                     which the assignment is approved, whichever
                                     is the  greater  amount,  as a fee  for the
                                     preparation of a new Operating Agreement in
                                     assignee's name, for Licensor's  assistance
                                     in reset-up of the retail store and for any
                                     and  all  other   expenses   incurred   and
                                     services  rendered by Licensor in effecting
                                     said  transfer.  In the  event  of any such
                                     assignment, the assignee, as a condition of
                                     Licensor  approving such  assignment,  must
                                     attend and to the  reasonable  satisfaction
                                     of  Licensor   successfully   complete,  at
                                     assignee's  expense,   American's  training
                                     program at American's  training center.  In
                                     the  event   Licensee  is  a   corporation,
                                     partnership  or other entity,  any transfer
                                     or  transfers  of stock (or  other  form of
                                     ownership  interest)  constituting  in  the
                                     aggregate   a   controlling   interest   in
                                     Licensee  shall be subject to the  consent,
                                     transfer  fee  and  all  other   applicable
                                     provisions of this Agreement.  Licensor may
                                     withhold   its  consent  to  any   proposed
                                     transfer until all amounts owed by Licensee to Licensor, American, the affiliates or subsidiaries of either and approved "Dairy
                                     Queen" suppliers have been paid in full.

Offsets 9.11 Licensee waives any and all existing and future claims and offsets against any amounts due hereunder, which amounts shall be paid when due. Licensor and American shall be entitled to apply or cause to be applied against amounts due to either of them of any of their respective affiliated companies any amounts which may from time to time be held by either of them or their respective affiliates on Licensee's behalf for be owed to Licensee by

                                     Licensor or American or their respective affiliates.

                               CONTRACT VIOLATION

Remedies, Arbitration         10. In   the   event   of  any dispute between the
                              parties   hereto   arising   under,   out  of,  in
                              connection  with or in relation to this Agreement,
                              said dispute  shall be submitted by the parties to
                              binding  arbitration in accordance  with the Rules
                              and  Procedures  and  under  the  auspices  of the
                              American Arbitration Association.  The arbitration
                              shall  take  place at the  capital of the state of
                              the  Authorized  Location  of  Licensee or at such
                              other  place as may be mutually  agreeable  to the
                              parties.  The decision of the arbitrators shall be
                              finally,    and    binding    on   all    parties.
                              Notwithstanding the foregoing, Licensee recognizes
                              that  his  "Dairy  Queen"  store is one of a large
                              number of stores similarly situated and selling to
                              the public similar products, and hence the failure
                              on the part of a single  licensee  to comply  with
                              the terms of his Operating  Agreement  could cause
                              irreparable damage to Licensor, American and/or to
                              some  or  all  other  "Dairy   Queen"   licensees.
                              Therefore, it is mutually agreed that in the event
                              of a breach  or  threatened  breach  of any of the
                              terms of this  Operating  Agreement  by  Licensee,
                              Licensor   shall   forthwith  be  entitled  to  an
                              injunction  restraining  such  breach  and/or to a
                              decree of specific  performance  without having to
                              show or prove any  actual  damage,  together  with
                              recovery of reasonable  attorney's  fees and other
                              costs incurred in obtaining said equitable relief,
                              until   such   time   as  a  final   and   binding
                              determination  is  made  by the  arbitrators.  The
                              foregoing  equitable  remedy  shall be in addition
                              to,  and not in lieu of,  all other  remedies  and
                              rights  which  Licensor  might  otherwise  have by
                              virtue  of  any  breach  of  this   Agreement   by
                              Licensee.

Breach of Contract                   10.1 Licensee shall be in default hereunder
                                     if Licensor  determines  that  Licensee has
                                     made any false report to  Licensor,  or has
                                     failed to pay when due any amounts  owed to
                                     Licensor,  or has in Licensor's judgment in
                                     any other way  breached any of the terms of
                                     this  Agreement,  including but not limited
                                     to,  failing  to submit  required  reports,
                                     failing   to  meet  any   requirements   or
                                     specifications  established with respect to
                                     product   quality,    physical    property,
                                     conditions or equipment or materials  used,
                                     products  manufactured,   menu  or  use  of
                                     approved products,  packages or promotional
                                     materials.  Failure of  Licensee  to pay to
                                     Licensor  any past due amount  owed  within
                                     fourteen  (14) days of  Licensor's
                                     written notice of default  therein shall be
                                     construed    as    Licensee's     voluntary
                                     abandonment   of  this  Agreement  and  the
                                     franchised business hereunder operated.

                                     10.2   Except  as   hereinafter   provided,
                                     failure  of  Licensee  to cure a default by
                                     Licensee  hereunder  within  fourteen  (14)
                                     days from the date of a  written  notice of
                                     default  mailed or  delivered  to Licensee,
                                     which  notice  states such  default,  shall
                                     give Licensor good cause to terminate  this
                                     Agreement.     Termination     shall     be
                                     accomplished  by mailing or  delivering  to
                                     Licensee  written  notice  of  termination,
                                     which   notice   shall  state  the  grounds
                                     therefore   and  shall  be  effective   (i)
                                     immediately   in  any  case  of   voluntary
                                     abandonment  of this  Agreement by Licensee
                                     of  conviction  of  Licensee  of an offense
                                     directly related to the business  conducted
                                     hereunder;  or (ii)  sixty  (60) days after
                                     the date of such notice of  termination  in
                                     all other cases;  provided,  however,  that
                                     notwithstanding any other provision of this
                                     Paragraph   10,  this   Agreement   may  be
                                     terminated   immediately  upon  failure  of
                                     Licensee  to cure within  twenty-four  (24)
                                     hours of notice  thereof any default  under
                                     this Agreement which materially impairs the
                                     good  will   associated  with  any  of  the
                                     Trademarks.  In addition to the  foregoing,
                                     this   Agreement   may  be   terminated  by
                                     Licensor  upon any  ground or by any period
                                     of notice as may be permitted  from time to
                                     time by applicable law or  regulation.  Any
                                     notice of default of  termination  shall be
                                     personally   delivered   or  be  mailed  by
                                     certified  or   registered   mail,   return
                                     receipt requested, postage prepaid.

Land,  Building Lease,               10.3 Subject to the provisions of Paragraph
or Failure to Reopen                 5.4   hereof,  any  failure to   rebuild or
                                     repair and reopen for operation  Licensee's
                                     destroyed  or damaged  store or store whose
                                     lease has been  terminated  or not  renewed
                                     within  one year of the date of  occurrence
                                     of such termination, destruction or damage,
                                     shall    automatically    terminate    this
                                     Operating Agreement.

                               TERMINATION RIGHTS

                              11.  Upon  the   termination   of  this  Operating
                              Agreement:

Reversion of Trademark Rights        11.1   All   rights   to  the  use  of  the
                                     Trademarks  and the  right and  license  to
                                     conduct  said  business  at the  Authorized
                                     Location   shall  revert  to  Licensor  and
                                     Licensee
                                     shall  immediately  cease  all  use  of the
                                     Trademarks  and pay all  monies due at said
                                     date.  Licensee  shall  promptly and at his
                                     own expense  remove or obliterate all store
                                     signage and displays  furnished to Licensee
                                     by Licensor and shall remove or  obliterate
                                     and thereafter  discontinue  all use of any
                                     signage  or  displays  at  the   Authorized
                                     Location or in his  possession  bearing any
                                     of the  Trademarks  or  names  or  material
                                     confusingly   similar   to   any   of   the
                                     Trademarks.

                                     11.2  All  right,  title  and  interest  of
                                     Licensee in and to this Operating Agreement shall become the property of Licensor.

Purchase 11.3 Licensor shall have the first option to purchase any or all equipment, fixtures, furnishings or supplies, of whatever kind, owned by Licensee and used by him in the production of the "Dairy Queen" product, or any of the other approved products under any of the Trademarks hereunder at a price determined by a qualified appraiser selected with the consent of both parties. if the parties cannot agree upon the selection of such an appraiser he shall be appointed by a Judge of the United States District Court of Licensee's Authorized Location upon petition of either party. Said option to purchase may be exercised by Licensor at any time within thirty (30) days from the date of such termination or within thirty (30) days after the date of the receipt by Licensor of the appraiser's determination, whichever shall be the later date, and shall not be impaired or terminated by the attempted sale or other transfer of any such equipment or supplies by Licensee to a third party- Upon the exercise of such option and tender of payment for any such equipment or supplies, Licensee agrees to sell and deliver the same to Licensor free and clear of all encumbrances, and to execute and deliver to Licensor a bill of sale therefore.

Non-Compete                          11.4   Licensee   shall  not   directly  or
                                     indirectly   engage   in  any   competitive
                                     business   within   2,000   yards   of  the
                                     Authorized Location for a period of one year after said date of termination of this Agreement except through a Bowlin's or an affiliate in operation at the time of signing.

                               PERMITTED PRODUCTS

                              12. It is mutually understood and agreed that the store facilities and operations of Licensee hereunder may include in addition to "Dairy Queen" or "Dairy Queen/Brazier" food and beverage service the sale of various other products not identified or designated by Company's Trademarks, including, but not limited to, motor vehicle fuel, oil and related automotive products, souvenir-type products, tobacco products, sundries, and packaged food products not intended for consumption on the premises where sold and which are not competitive with food and beverage products identified or designated by the Trademarks (all of said products collectively referred to in this Agreement as "Permitted Products"). In order to prevent public confusion, preserve and protect the Trademarks and establish the principles which shall govern Licensee's sale of Permitted Products and usage of the Trademarks, the parties agree that notwithstanding any provision of this or any other Agreement to the contrary, the following provisions shall control with regard to Permitted
                              Products:

                                     12.1 Licensee may sell  Permitted  Products
                                     from its licensed  store.  Licensee may use
                                     in the business  operated  hereunder in the
                                     manner and to the extent  permitted by this
                                     Agreement   marks  and  names   identifying
                                     Permitted Products.

                                     12.2 The  Trademarks  shall  not  under any
                                     circumstances   be  used  to   identify  or
                                     designate Permitted Products or any other product(s) for which use of the Trademarks has not been specifically authorized by American. Permitted Products shall be sold only from physical facilities (such as a different area, room or building) which are clearly distinct and apart from the "Dairy Queen" retail store.

                                     12.3 No product shall be sold from any part
                                     of  any  sublicensed   store's  site  which
                                     detracts or  threatens  to detract from the
                                     reputation or goodwill of the "Dairy Queen"
                                     trade  name  or  any  of  the   Trademarks.
                                     Licensor  shall  have the  right to  direct
                                     Licensee  to  remove  from  the  store  and
                                     discontinue the sale of any product item or
                                     items  which  in   American's   good  faith
                                     judgment violates the quality standard of the preceding sentence. No product shall under any circumstances be sold from the "Dairy Queen" portion of the licensed store which has not received the specific Prior approval of Licensor.

                                     12.4 A building design and related facility
                                     standards,  based upon American's  existing
                                     design   and   specifications   for  "Dairy
                                     Queen"/   "Brazier"   stores,    shall   be
                                     developed   by  mutual   consultation   and
                                     agreement, which shall take into account the particular requirements for a "Dairy Queen" or "Dairy Queen"/"Brazier" facility to be situated along an Interstate highway. Licensee shall comply strictly with the design and facility standards developed hereunder.

                                     12.5 Notwithstanding  Paragraph 8.2 hereof,
                                     Licensee  may employ  off-site  advertising
                                     media   such  as   billboards   and   radio
                                     commercials,  provided such  advertising is
                                     approved  by  Licensor  and  American,  and
                                     provided  further that no such  advertising
                                     shall be used which  creates or fosters any
                                     confusion  as to the  identity,  source  or
                                     quality of goods  identified  or designated
                                     by the  Trademarks.  Licensor  acknowledges
                                     that it may be  necessary  to share  extant
                                     billboard space with an existing Stuckey's,
                                     Wayfara  or  other   store,   and  Licensor
                                     requires  that  advertising  for the "Dairy
                                     Queen" store be as visually and physically separate from the other advertising as is feasible.

                                     12.6   Because  the  "Dairy   Queen"  store
                                     hereunder may also sell Permitted Products,
                                     the parties agree that  notwithstanding any
                                     other  provision  of this  Agreement or any
                                     other   contract   between   the   parties,
                                     Licensor deems it to be necessary and desirable, to permit the following:

                                             a.  To  allow   Licensee   to  sell
                                             Permitted  Products in  conjunction
                                             with  a  "Dairy  Queen"  or  "Dairy
                                             Queen"/"Brazier" store;

                                             b.   To   allow    the    principal
                                             shareholders    of   Licensee   and
                                             members of their immediate families
                                             to own any amount or class of stock
                                             or debt in any Bowlin's business;

                                             c. To the  extent and in the manner
                                             permitted   hereunder,   to   allow
                                             Licensee  to sell and to  advertise
                                             Permitted  Products in  conjunction
                                             with    products    identified   or
                                             designated by the Trademarks;

                                             d. Subject to Paragraph 6.1 hereof,
                                             to   relieve   Licensee   from  the
                                             obligation    with    respect    to
                                             Permitted Products, to purchase and
                                             use      equipment,       supplies,
                                             ingredients  and services  approved
                                             by American;

                                             e. To allow  Licensee to  construct
                                             and  equip  its  retail   store  in
                                             accordance with building design and
                                             related     facility      standards
                                             developed   under   Paragraph  12.4
                                             hereof;

                                             f. To  relieve  Licensee:  (i) from
                                             the   obligation   of   using,   in
                                             preparing  or  selecting  Permitted
                                             Products, ingredients, formulas and
                                             supplies
                                             specified  by  American;  (ii) from
                                             the  obligation  to  observe,  with
                                             respect to Permitted Products,  the
                                             requirements  relative to portions,
                                             sizes, appearance and packaging set
                                             forth    in    American's    "Store
                                             Management  Operations  Manual" and
                                             "product  preparation  charts"; and
                                             (iii)  with  respect  to  Permitted
                                             Products, to allow the use of other
                                             supplies   and   customer   service
                                             materials    without    regard   to
                                             standards of uniformity and quality
                                             as  are  now  or  hereafter  set by
                                             American;

                                             g. To allow  Licensee its principal
                                             shareholders  or  members  of their
                                             immediate  families  to engage in a
                                             competitive  business  within 2,000
                                             yards of the Authorized Location of
                                             the store  licensed  hereunder,  as
                                             defined in the Operating Agreement,
                                             but only through Bowlin's business;
                                             and

                                             h. To relieve  stockholders of this
                                             corporate    Licensee    from   the
                                             obligation       of      personally
                                             guarantying   the   obligations  of
                                             Licensee    under   the   Operating
                                             Agreement. Sale or transfer of this
                                             License  to   another   corporation
                                             shall  include  the then  customary
                                             guarantees        required       of
                                             corporations.

                               GENERAL PROVISIONS

                                     13.1 In the event  any one or more  clauses
                                     of this Agreement  shall be held to be void
                                     or  unenforceable  for  any  reason  by any
                                     court of competent jurisdiction such clause
                                     or clauses  shall be deemed to be separable
                                     and  of  no   force  or   effect   in  such
                                     jurisdiction  and  the  remainder  of  this
                                     Agreement  shall be  deemed to be valid and
                                     in full force and effect,  and the terms of
                                     this Operating Agreement shall be equitably
                                     adjusted   so   as   to   compensate    the
                                     appropriate party for any consideration lost because of the elimination of such clause or clauses.

                                     13.2 Any waiver by  Licensor  of any breach
                                     or default by Licensee  shall not be deemed
                                     to be a waiver of any  other or  subsequent
                                     breach  or  default   nor  an  estoppel  to
                                     enforce its rights in the event of any other or subsequent breach.


                                     13.3 This  Agreement,  and the  application
                                     form   executed  by   Licensee   requesting
                                     Licensor  to  enter  into  this  Agreement,
                                     constitute the sole  agreement  between the
                                     parties with respect to the entire  subject
                                     matter  of  this  Operating  Agreement  and
                                     embodies   all   prior    agreements    and
                                     negotiations  with  respect  to the  "Dairy
                                     Queen"     business.     There    are    no
                                     representations   of  any  kind  except  as
                                     contained   herein  and  in  the  aforesaid
                                     application.

                                     13.4 Except as  otherwise  provided in this
                                     Agreement,    any    notice,    demand   or
                                     communication  provided for herein shall be
                                     in writing,  signed by the party giving the
                                     same,   deposited  in  the   registered  or
                                     certified   United   States  mail,   return
                                     receipt requested, postage prepaid, and;

                                             a. If intended for  American  shall
                                             be  addressed  to  American   Dairy
                                             Queen  Corporation  at  5701  Green
                                             Valley     Drive,      Minneapolis,
                                             Minnesota, 55437;

                                             b. If intended for  Licensor  shall
                                             be  addressed  to  Licensor  at the
                                             address hereinabove set forth;

                                             c. If intended for Licensee,  shall
                                             be  addressed  to  Licensee  at the
                                             Authorized   Location   hereinabove
                                             designated;

                                     or to such other address as may have been given to the other party by notification as herein provided.

                                     Notices for purposes of this Agreement shall be deemed to have been received on the earlier of the date of delivery or first attempted delivery as indicated on the return receipt (or, in the absence of a noted delivery or noted attempted delivery date, 15 days from noted date of mailing).

                                     13.5 If  Licensee  consists  of two or more
                                     individuals,   such  individuals  shall  be
                                     jointly and severally liable and references
                                     to Licensee in this Agreement shall include
                                     all such individuals. Reference to Licensee
                                     as  male  shall   also   include  a  female
                                     licensee, partnership or corporation or any
                                     other   business   entity.   Headings   and
                                     captions    contained    herein   are   for
                                     convenience of reference only and shall not be taken into account in construing or interpreting this Agreement.

                                     13.6 Subject to the terms of Paragraph 9.10
                                     hereof,  this  Agreement  shall be  binding
                                     upon  and  inure  to  the  benefit  of  the
                                     administrators,      executors,      heirs,
                                     successors and assigns of the parties.

                                     13.7 This Agreement shall be effective only when approved by an officer of American and shall be governed by and interpreted in accordance with the law of the state in which the Authorized Location is Located.

                                     13.8 This  Agreement  shall be deemed to be
                                     amended   from  time  to  time  as  may  be
                                     necessary to bring any of its provisions into conformity with valid applicable laws or regulations.

IN WITNESS THEREOF, the parties hereto have executed the foregoing "Dairy Queen" Operating Agreement the date first above written.

                              LICENSEE
                              BOWLIN'S, INC. d/b/a DQ/B of Edgewood, NM
                              ------------------------------------------

                              By  /s/ M.L. BOWLIN
                                 -------------------------------

                             Its Executive Vice President

ATTEST:

/s/     SUE BROWN
---------------------------
     ASST SECRETARY

                              LICENSOR

                              INTERSTATE DAIRY QUEEN CORPORATION

                              By /s/ Signature Illegible 3/14/83
                                 -------------------------------

                              Its       PRESIDENT
                                 -------------------------------

ATTEST:

/s/ KIMBERLY H. FISHER
---------------------------

                              APPROVED:

                              AMERICAN DAIRY QUEEN CORPORATION


                              By /s/ Herman E. Nelson
                                 -------------------------------

                              Its       V.P.  6/2/83
                                 -------------------------------

ATTEST:

/s/  ROSE CULIN               /s/ JOHN H. GRAVEL    /s/ CAROL M. GRAVEL
---------------------------   ------------------------------------------
                              JOHN H. GRAVEL AND CAROL M. GRAVEL

                                  APPENDIX "A"


     Licensee has the right and privilege to use the following trademarks and service marks in accordance with the attached Operating Agreement.

     This Appendix "A" may be amended by Company from time to time in order to make available additional trademarks or service marks or to delete those which become unavailable. Licensee agrees to use only those trademarks and service marks which are then currently authorized.


  DAIRY QUEEN                           BUSTER BAR

  BRAZIER                               DILLY

  MR. MISTY                             DQ

  MR. MISTY KISS                        THE ELLIPSE DESIGN

  ROOF DESIGN                           BROWNIE DELIGHT

  LET'S ALL GO TO THE                   THE CONE WITH THE CURL ON TOP
  DAIRY QUEEN

  FIESTA  DESIGN:                       THE CONE WITH THE
                                        CURL ON TOP





     Each of the above trademarks and, or service marks must be used only in the manner specified by the Company and in connection with the goods and/or services specified by the Company. No deviations will be permitted.

                                  APPENDIX "D"

                        RESERVATIONS TO CERTAIN ITEMS IN
                        "DAIRY QUEEN" OPERATING AGREEMENT





1 Paragraph 4.6. licensor advises that the purpose of this paragraph is full disclosure.

2. Paragraph 5.1. Licensee and American have agreed on the plans for remodeling the existing building to conform to requirements of Paragraph 5. 1.

3. Paragraph 6.1 Licensee operates a full Line novelty and curio store in the building adjoining Licensee "Dairy Queen"/"Brazier" operation. Licensee maintains separate accounting for sales from adjoining store and "Dairy Queen"/"Brazier" operations. Sales in Licensee's merchandise, novelty, and curio store shall not be subject to continuing license fees or sales promotion fees.

4. Paragraph 6.1. Licensee may sell the Traditional or Biscuit Breakfast as provided for by American in the breakfast test program until the test is discontinued at which time Licensee may apply for a menu deviation which may or may not be granted by Licensor.

5. Paragraph 9.1. Licensor is obligated to pay monthly sales promotion fees as provided for in paragraph 9.1 Any deviation or variance from the required monthly payment shall be of a temporary nature and shall not in any way prejudice Licensee's obligation to strictly follow Paragraph 9.1 and make monthly sales promotion fee payments if requested at a later date by Licensor.

In recognition that Interstate Licensees in the past have expended more than 3% of sales on advertising (primarily in outdoor, the most effective medium for communicating to highway travelers), American and Interstate have temporarily without prejudice allowed Licensees to credit monthly advertising expenditures to sales promotion fee payments each month. If a Licensor does not expend the required sales promotion fee percentage monthly, the balance must be remitted. American reserves the right to discontinue this special advertising arrangement at anytime.

Development of national advertising program and other events in American's and Interstate's exclusive discretion and judgment may require, and Licensee hereby agrees to make, full and regular monthly payments of the sales promotion fee to Interstate.

Licensee is obligated to pay and participate annually in the Annual Marketing Program (AMP). In cases where licensee pays sales promotion fee monthly to Interstate, the AMP fee will be paid from amounts remitted to Interstate. In cases where Licensee does not pay sales promotion fee monthly to Interstate, Licensee shall remit the annual fee to Interstate.

6. Paragraph 9.4. Licensee has requested that for reasonable and orderly availability of data that if Licensor or American wishes to audit or look at Licensee's books, that Licensor give Licensee at least 10 days notice prior to date so data may be readily available to Licensor. Licensor and American, in accordance with generally accepted auditing standards, decline to give such notice.

7. Paragraph 9.5. Licensee already owns an in-house computer that generates a profit and loss statement for a profit center such as Licensee's "Dairy Queen". Licensee hereby requests that Licensor accept Licensee's profit and loss report; as already programmed, which uses profit center identification and consolidated balance sheet. Licensor has requested and shall be furnished with a "dummy" statement for consideration.

8. Paragraph 10.1. 10.2, and 13.4. Licensee requires and licensor agrees that any notices under any contract or agreement shall be mailed certified mail, return receipt. and that for purposes of this Agreement notice shall be deemed to have been received on the earlier of the date of delivery or first attempted delivery as indicated on the return receipt (or in the absence of a noted delivery date, or noted attempted delivery date, 15 days from noted date of mailing).

APPENDIX "B"
Dairy Queen/Brazier(R)              Date:______________ Initials:_______________
                                                                  (Licensee)
(Please attach to copy of current operating agreement)

                                             3/15/83             /s/ ILLEGIBLE
                                             -------             -------------
                                                                  (Licensor)

Below is listed the approved menu of Company for Dairy Queen/Brazier(R) stores which is in current use and effect Licensee is authorized to use this menu in accordance with the attached Operating Agreement.

This Appendix "B" may be amended by Company from time to time in order to make available additional products or to delete those which become unavailable. Licensee agrees to use only those products which are then currently authorized for use in Dairy Queen/Brazier(R) stores.

Licensee shall use in preparing products only such ingredients, formulas and supplies as are specified by Company and in such portions, sizes, appearance and package as set forth in Company's most current "Store Management Operations Manual" and "Product Preparation Charts."

National Required                  National Required                                 National Required
Brazier(R) Food Items              Dairy Queen(R) ,Soft Serve Items                  Beverage Items
---------------------              --------------------------------                  -----------------
Hamburgers:                        Cones                                             Carbonated Drinks**
Single                             Dipped Cones                                      Mr. Misty
Double                             Sundaes
Triple                             Shakes/Malts
  w/Lettuce and Tomato             Float                                             National Optional
  w/Cheese                         Mr. Misty"- Float*                                Beverage Items
                                                                                     -----------------
Hot Dog                            Freeze                                            Milk
  w/Chili                          Mr. Misty", Freeze*                               Coffee
  w/Cheese                         Banana Split                                      Hot Chocolate
Fish Fillet Sandwich               Peanut Buster Parfait                             Iced Tea
  w/Cheese                         Double Delight(TM)                                Lemonade
Chicken  Sandwich                  Dilly Bar                                         Diet Carbonated Soft Drinks**
  w/Cheese                         Buster Bar and/or
French Fries                         Fudge Nut BarTM
Onion Rings                        DO sandwich and/or
Chili Dog Split                      Dillywich
                                   Mr. Misty Kiss and/or
                                     Home Pak
National Optional
Brazier(R) Food Items
---------------------
Super Dog
  w/Chili                          National Optional
  w/Cheese                         Dairy Queen Soft Serve Items
Chili Bowl                         ----------------------------
Barbecue Sandwich                  Hot Fudge Brownie Delight
                                   Strawberry Shortcake
Special Category Brazier(R) Items  Banana Supreme
------------------------           Shake'N Sundae
Brazier(R) Crispy Fried Chicken    Parfait
                                   Soda
                                   Frozen Cakes and Logs.
                                   (Licensee may sell frozen cakes and loge
                                   subject to meeting the special  requirements
                                   as set forth from time to time by company
                                   and by obtaining prior  certification
                                   of eligibility  from  company.)

* Special Category Brazier items may be sold by Licensee if Licensee desires to do so, but they are not required. Notwithstanding the foregoing, Licensee may only continue to sell a special category item by substantiating to Company that the sale of each item amounts to at least 2% of the stores total annual retail sales.

** A minimum of three carbonated soft drinks must be provided by Licensee. All carbonated soft drinks must be of high quality in national distribution and made by a primary manufacturer.

Note: The Dairy Queen soft serve and Brazier food and beverage items listed on the National Optional menu, shown above, may be sold by Licensee it Licensee desires to do so, but are not required to be sold.

7/6/81